Exhibit 32.2

CERTIFICATION
OF
CHIEF FINANCIAL OFFICER
OF
SUNCOKE ENERGY, INC.
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Quarterly Report on Form 10-Q of SunCoke Energy, Inc. for the fiscal quarter ended June 30, 2025, I, Mark W. Marinko, Senior Vice President and Chief Financial Officer of SunCoke Energy, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.This Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in this Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025 fairly presents, in all material respects, the financial condition and results of operations of SunCoke Energy, Inc. for the periods presented therein.

/s/ Mark W. Marinko
Mark W. Marinko
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)
July 30, 2025